Exhibit 10.1

Exchange Agreement

August 15, 2022

Accelerate Diagnostics, Inc.

2.50% Convertible Senior Notes due 2023

The undersigned investor (the “Exchanging Investor”), hereby agrees to exchange, with Accelerate Diagnostics, Inc., a Delaware corporation (the “Company”), certain 2.50% Convertible Senior Notes due 2023, CUSIP 00430HAB8 (the “Notes”) for the Exchange Consideration (as defined below) pursuant to this exchange agreement (this “Agreement” or the “Exchange Agreement”). The Exchanging Investor understands that the exchange (the “Exchange”) is being made without registration of the offer or sale of the New Note or the Warrant (each as defined below) under the Securities Act of 1933, as amended (the “Securities Act”), or any securities laws of any state of the United States or of any other jurisdiction in a private placement pursuant to the exemption from registration provided by Section 3(a)(9) or Section 4(a)(2) of the Securities Act and that the Exchanging Investor participating in the Exchange is required to be an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act. Capitalized terms used but not defined in this Agreement have the respective meanings set forth in the Indenture, dated as of March 27, 2018 (the “Indenture”), between the Company and U.S. Bank National Association, as trustee (the “Trustee”).

1.                Exchange. On the basis of the representations, warranties and agreements herein contained and subject to the terms and conditions herein set forth, the Exchanging Investor hereby agrees to exchange an aggregate principal amount of the Notes set forth on Exhibit A hereto (the “Exchanged Notes”) for:

(a)                a new secured promissory note (the “New Note”) in an aggregate principal amount of $34,933,500; and

(b)                a warrant exercisable for up to 2,471,710 shares of the common stock of the Company (the “Warrant,” and together with the New Note, the “Exchange Consideration”).

The Exchanging Investor agrees that he shall hold the Exchanged Notes until the Closing (as defined below). In consideration for the performance of its obligations hereunder (including as described in the immediately preceding sentence), the Company agrees to deliver the Exchange Consideration on the Closing Date (as defined below) to the Exchanging Investor in exchange for its Exchanged Notes.

The Exchange shall occur in accordance with the procedures set forth in Exhibit B.2 hereto (the “Exchange Procedures”); provided that each of the Company and the Exchanging Investor acknowledges and agrees that no delivery of Exchange Consideration will be made until the Exchanged Notes have been properly submitted for exchange in accordance with the Exchange Procedures and no accrued interest will be payable by reason of any delay in making such delivery.

The closing of the Exchange (the “Closing”) shall take place remotely via the exchange of documents and signatures at 10:00 a.m., New York City time, on August 15, 2022 (the “Closing Date”), or at such other time and place as the Company and the Exchanging Investor may mutually agree. On the Closing Date, subject to satisfaction of the conditions precedent specified herein and the prior receipt by the Company from the Exchanging Investor of the Exchanged Notes, the Company shall deliver the Exchange Consideration in accordance with the instructions specified by the Exchanging Investor in Exhibit B.1. All questions as to the form of all documents and the validity and acceptance of the Exchanged Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

Subject to the terms and conditions of this Agreement, upon the Closing, the Exchanging Investor hereby (a) waives any and all other rights with respect to such Exchanged Notes and (b) releases and discharges the Company from any and all claims he may now have, or may have in the future, arising out of, or related to, such Exchanged Notes.

2.                Representations and Warranties and Covenants of the Company. As of the date hereof and the Closing Date, the Company represents and warrants to, and covenants with, the Exchanging Investor that:

(a)                The Company and each of its subsidiaries are entities duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization and have the requisite power and authority to own their properties and to carry on their business as now being conducted, except in the case of the Company’s subsidiaries as would not reasonably be expected to have a material adverse effect on the business, properties, assets, liabilities, operations (including results thereof), or financial condition of the Company or its subsidiaries, taken as a whole. The Company and each of its subsidiaries is duly qualified as a foreign entity to do business (where such concept exists) and is in good standing in every jurisdiction (where such concept exists) in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a material adverse effect on the business, properties, assets, liabilities, operations (including results thereof), or condition (financial or otherwise) of the Company or its subsidiaries, taken as a whole. The Company has the power and authority to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby.

(b)                This Agreement has been duly authorized, executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to (A) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally and (B) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”).

(c)                This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the charter or bylaws of the Company, (ii) any agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (iii) assuming the truth and accuracy of the representations and warranties and compliance with the covenants of the Exchanging Investor herein, any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company and its subsidiaries, except in the case of clauses (ii) or (iii), where such violations, conflicts, breaches or defaults as would not, individually or in the aggregate, materially impair the ability of the Company to consummate the transactions contemplated by this Agreement. No consent, approval, order or authorization of, or registration, declaration or filing with any governmental entity is required on the part of the Company or any of its subsidiaries in connection with the execution, delivery and performance by the Company of this Agreement and the consummation by the Company of the Exchange, except as may be required under any state or federal securities laws or that may be made or obtained after the Closing without penalty.

(d)                From August 15, 2021 to the date of this Agreement, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the Securities and Exchange Commission (the “SEC”) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or timely filed notifications of late filings for any of the foregoing (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents.

(e)                Without the prior written consent of the Exchanging Investor, the Company shall not disclose the name of the Exchanging Investor in any filing or announcement, unless such disclosure is required by applicable law, rule, regulation or legal process based on advice of counsel.

(f)                 The Company agrees that it shall, upon request, execute and deliver any additional documents deemed by the Trustee or transfer agent to be reasonably necessary to complete the Exchange.

3.                Representations and Warranties and Covenants of the Exchanging Investor. As of the date hereof and as of the Closing Date (except as otherwise set forth below), the Exchanging Investor hereby represents and warrants to, and covenants with, the Company that:

(a)                This Agreement constitutes the legal, valid and binding obligation of the Exchanging Investor, enforceable in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions.

(b)                As of the date hereof and as of the Closing, the Exchanging Investor is the sole legal and beneficial owner of the Exchanged Notes set forth on Exhibit A attached to this Agreement. When the Exchanged Notes are exchanged, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all liens, mortgages, pledges, security interests, restrictions, charges, encumbrances or adverse claims, rights or proxies of any kind (“Liens”). The Exchanging Investor has not, nor prior to the Closing will have, in whole or in part, other than pledges or security interests that the Exchanging Investor may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker, (x) assigned, transferred, hypothecated, pledged, exchanged, submitted for conversion pursuant to the Indenture or otherwise disposed of any of its Exchanged Notes (other than to the Company pursuant hereto), or (y) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Notes.

(c)                This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) any agreement or instrument to which the Exchanging Investor is a party or by which the Exchanging Investor or his assets are bound, or (ii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company and its subsidiaries. No consent, approval, order or authorization of, or registration, declaration or filing with any governmental entity is required on the part of the Exchanging Investor in connection with the execution, delivery and performance by the Exchanging Investor of this Agreement and the consummation by the Exchanging Investor of the Exchange.

(d)                The Exchanging Investor will comply with all applicable laws and regulations in effect necessary for the Exchanging Investor to consummate the transactions contemplated hereby and obtain any consent, approval or permission required for the transactions contemplated hereby and the laws and regulations of any jurisdiction to which the Exchanging Investor is subject, and the Company shall have no responsibility therefor.

(e)                The Exchanging Investor acknowledges that no person has been authorized to give any information or to make any representation or warranty concerning the Company or the Exchange other than the information set forth herein in connection with the Exchanging Investor’s examination of the Company and the terms of the Exchange, the New Note and the Warrant, and the Company does not take, and the Company cannot provide any assurance as to the reliability of, any other information that others may provide to the Exchanging Investor.

(f)                 The Exchanging Investor has such knowledge, skill and experience in business, financial and investment matters so that he is capable of evaluating the merits and risks with respect to the Exchange and an investment in the New Note and the Warrant. With the assistance of the Exchanging Investor’s own professional advisors, to the extent that the Exchanging Investor has deemed appropriate, the Exchanging Investor has made his own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Exchange Consideration and the consequences of the Exchange and this Agreement and the Exchanging Investor has made his own independent decision that the investment in the Exchange Consideration is suitable and appropriate for the Exchanging Investor. The Exchanging Investor has considered the suitability of the Exchange Consideration as an investment in light of the Exchanging Investor’s circumstances and financial condition and is able to bear the risks associated with an investment in the Exchange Consideration.

(g)                The Exchanging Investor confirms that he is not relying on any communication (written or oral) of the Company or any of its affiliates or representatives as investment advice or as a recommendation to acquire the Exchange Consideration in the Exchange. It is understood that information provided by the Company or any of its affiliates and representatives shall not be considered investment advice or a recommendation to participate in the Exchange, and that none of the Company nor any of its affiliates or representatives is acting or has acted as an advisor to the Exchanging Investor in deciding to participate in the Exchange.

(h)                The Exchanging Investor confirms that the Company has not (i) given the Exchanging Investor any guarantee, representation or warranty as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) of an investment in the Exchange Consideration or (ii) made any representation or warranty to the Exchanging Investor regarding the legality of an investment in the New Note and the Warrant under applicable legal investment or similar laws or regulations. The Exchanging Investor confirms that he is not relying and has not relied, upon any statement, advice (whether accounting, tax, financial legal or other), representation or warranty by the Company or any of its affiliates or representatives, except for the representations and warranties made by the Company in this Agreement, and that the Exchanging Investor has made his own independent decision that the investment in the New Note and the Warrant is suitable and appropriate for the Exchanging Investor.

(i)                 The Exchanging Investor is familiar with the business and financial condition and operations of the Company and the Exchanging Investor has had the opportunity to conduct his own investigation of the Company, the New Note and the Warrant. The Exchanging Investor has had access to the Securities and Exchange Commission filings (the “SEC Filings”) of the Company and such other information concerning the Company and the Exchange Consideration as he deems necessary to enable him to make an informed investment decision concerning the Exchange. The Exchanging Investor has been offered the opportunity to ask such questions of the Company and its representatives and received answers thereto, as he deems necessary to enable him to make an informed investment decision concerning the Exchange.

(j)                 The Exchanging Investor is an “accredited investor” as defined in Rule 501 under the Securities Act. The Exchanging Investor agrees to furnish any additional information regarding the Exchanging Investor reasonably requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the Exchange.

(k)                The Exchanging Investor is acquiring the New Note and the Warrant solely for his own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the New Note or the shares issuable upon exercise of the Warrant. The Exchanging Investor understands that the issuance of the New Note and the Warrant have not been registered under the Securities Act or any state securities laws and are being issued without registration under the Securities Act pursuant to Section 3(a)(9) or Section 4(a)(2) of the Securities Act, which exemption depends in part upon the investment intent of the Exchanging Investor and the accuracy of the other representations and warranties made by the Exchanging Investor in this Agreement. The Exchanging Investor understands that the Company is relying upon the representations, warranties and agreements contained in this Agreement (and any supplemental information provided to the Company by the Exchanging Investor) for the purpose of determining whether this transaction meets the requirements for such exemption(s) and to issue the Shares without legends as set forth herein.

(l)                 The Exchanging Investor acknowledges that the terms of the Exchange have been mutually negotiated between the Exchanging Investor and the Company. The Exchanging Investor was given a meaningful opportunity to negotiate the terms of the Exchange.

(m)              The Exchanging Investor acknowledges that he had a sufficient amount of time to consider whether to participate in the Exchange and that the Company has not placed any pressure on the Exchanging Investor to respond to the opportunity to participate in the Exchange. The Exchanging Investor acknowledges that he has not become aware of the Exchange through any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act or otherwise through a “public offering” under Section 4(a)(2) of the Securities Act.

(n)                The Exchanging Investor will, upon request, execute and deliver any additional documents deemed by the Company and the Trustee or the transfer agent to be reasonably necessary to complete the transactions contemplated by this Agreement.

(o)                No later than one (1) business day after the date hereof, the Exchanging Investor agrees to deliver to the Company settlement instructions substantially in the form of Exhibit B.1 attached to this Agreement.

(p)                The Exchanging Investor understands that no federal, state, local or foreign agency has passed upon the merits or risks of an investment in the New Note and the Warrant or made any finding or determination concerning the fairness or advisability of this investment.

(q)                The Exchanging Investor has been in material compliance with the applicable rules and regulations administered or conducted by the U.S. Department of Treasury Office of Foreign Assets Control (“OFAC”), the applicable rules and regulations of the Foreign Corrupt Practices Act (“FCPA”) and the applicable Anti-Money Laundering (“AML”) rules in the Bank Secrecy Act. The Exchange Investor is not named on the lists of denied parties or blocked persons administered by OFAC, resident in or organized under the laws of a country that is the subject of comprehensive economic sanctions and embargoes administered or conducted by OFAC (“Sanctions”), is not otherwise the subject of Sanctions and has not been found to be in violation or under suspicion of violating OFAC, FCPA or AML rules and regulations.

(r)                 The Exchanging Investor acknowledges that the Company may issue appropriate stop-transfer instructions to its transfer agent, if any, and may make appropriate notations to the same effect in its books and records to ensure compliance with the provisions of this Section 3.

(s)                The Exchanging Investor is a resident of the jurisdiction set forth on Exhibit B.1 attached to this Agreement.

(t)                 The Exchanging Investor understands that the Company and others will rely upon the truth and accuracy of the foregoing representations, warranties and covenants and agrees that if any of the representations and warranties deemed to have been made by the Exchanging Investor are no longer accurate, the Exchanging Investor shall promptly notify the Company prior to the Closing. The Exchanging Investor understands that, unless the Exchanging Investor notifies the Company in writing to the contrary before the Closing, each of the Exchanging Investor’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing.

4.                Conditions to Obligations of the Exchanging Investor and the Company. The obligations of the Exchanging Investor and of the Company under this Agreement are subject to the satisfaction at or prior to the Closing of the following conditions precedent: (a) the representations and warranties of the Company contained in Section 2 hereof (with respect to the Exchanging Investor) and of the Exchanging Investor contained in Section 3 hereof (with respect to the Company) shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing, (b) no provision of any applicable law or any judgment, ruling, order, writ, injunction, award or decree of any governmental authority shall be in effect prohibiting or making illegal the consummation of the transactions contemplated by this Agreement and (c) prior to or contemporaneously with the Closing, the Company shall have delivered the New Note and the Warrant to the Exchanging Investor.

5.                Waiver, Amendment. Neither this Agreement nor any provisions hereof or thereof shall be modified, changed or discharged, except by an instrument in writing, signed by the Company and the Exchanging Investor.

6.                Assignability. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by either the Company or the Exchanging Investor without the prior written consent of the other.

7.                Waiver of Jury Trial. EACH OF THE COMPANY AND THE EXCHANGING INVESTOR HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

8.                Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to such state’s rules concerning conflicts of laws that might provide for any other choice of law.

9.                Submission to Jurisdiction. Each of the Company and the Exchanging Investor: (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby shall be instituted exclusively in the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York; (b) waives any objection that such party may now or hereafter have to the venue of any such suit, action or proceeding; and (c) irrevocably consents to the jurisdiction of the aforesaid courts in any such suit, action or proceeding. Each of the Company and the Exchanging Investor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

10.             Venue. Each of the Company and the Exchanging Investor irrevocably and unconditionally waives, to the fullest extent such party may legally and effectively do so, any objection which such party may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in Section 9. Each of the Company and the Exchanging Investor irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

11.             Service of Process. Each of the Company and the Exchanging Investor irrevocably consents to service of process in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of the Company or the Exchanging Investor to serve process in any other manner permitted by law.

12.             Notices. All notices and other communications to the Company provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally, sent by prepaid overnight courier (providing written proof of delivery) or sent by confirmed electronic mail and will be deemed given on the date so delivered (or, if such day is not a business day, on the first subsequent business day) to the following addresses, or in the case of the Exchanging Investor, the address provided on Exhibit B.1 attached to this Agreement (or such other address as the Company or the Exchanging Investor shall have specified by notice in writing to the other):

If to the Company:	Michael Bridge Senior Vice President and General Counsel Accelerate Diagnostic, Inc. 3950 S. Country Club Road, Suite 470 Tucson, AZ Email: mbridge@axdx.com
with a copy to (which shall not constitute notice):	Michael Tollini Cooley LLP 1299 Pennsylvania Avenue, NW Washington, DC 20004-2400 Email: mtollini@cooley.com

13.             Binding Effect. The provisions of this Agreement shall be binding upon and accrue to the benefit of the Company and the Exchanging Investor and their respective heirs, legal representatives, successors and assigns. This Agreement constitutes the entire agreement between the Company and the Exchanging Investor with respect to the subject matters hereof. This Agreement may be executed by one or more of the parties hereto in any number of separate counterparts (including by electronic means, including email or otherwise), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of an executed signature page of this Agreement by electronic transmission (e.g., “pdf” or “tif” format) shall be effective as delivery of a manually executed counterpart hereof.

14.             Notification of Changes. After the date of this Agreement, each of the Company and the Exchanging Investor hereby covenants and agrees to notify the other upon the occurrence of any event prior to the Closing of the Exchange pursuant to this Agreement that would cause any representation, warranty or covenant of the Company or the Exchanging Investor, as the case may be, contained in this Agreement to be false or incorrect.

15.             Severability. If any term or provision of this Agreement (in whole or in part) is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

16.             Survival. The representations and warranties of the Company and the Exchanging Investor contained in this Agreement or made by or on behalf of the Exchanging Investor pursuant to this Agreement shall survive the consummation of the transactions contemplated hereby.

17.             Taxation. The Exchanging Investor acknowledges that either (i) the Company must be provided with a correct taxpayer identification number (“TIN,” generally a person’s social security or federal employer identification number) and certain other information on a properly completed and executed Internal Revenue Service (“IRS”) Form W-9, or (ii) another basis for exemption from backup withholding must be established. See Exhibit C for certain additional information. The Company and its agents shall be entitled to deduct and withhold from any consideration payable pursuant to this Agreement such amounts as are required to be deducted or withheld under applicable law. To the extent any such amounts are withheld and remitted to the appropriate taxing authority, such amounts shall be treated for all purposes as having been paid to the Exchanging Investor.

18.             Section and Other Headings. The section and other headings contained in Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

[SIGNATURE PAGE FOLLOWS]

Very truly yours,

ACCELERATE DIAGNOSTICS, INC.

By	/s/ Jack Phillips
	Name:	Jack Phillips
	Title:	President and Chief Executive Officer

Please confirm that the foregoing correctly sets forth the agreement between the Company and the Exchanging Investor by signing in the space provided below for that purpose.

AGREED AND ACCEPTED:

Exchanging Investor:

/s/ Jack W. Schuler
Jack W. Schuler, Trustee of the JACK W. SCHULER LIVING TRUST

EXHIBIT A

Exchanging Investor Information

Exchanging Investor Name, Address, Email and Phone Number	Exchanged Notes
Jack W. Schuler Living Trust 100 North Field Drive, Suite 360 Lake Forest, IL 60045 Attn: Jack W. Schuler, Trustee Email: jack@schulerprogram.org Phone: 224-880-1211	$49,905,000

A-1

EXHIBIT B.1

Exchanging Investor:
Jack W. Schuler Living Trust

Exchanging Investor Address:
100 North Field Drive, Suite 360
Lake Forest, IL 60045

Telephone: 224-880-1211

Country of Residence:
United States

Taxpayer Identification Number:

Account for Notes:

DTC Participant Number:
DTC Participant Name:
DTC Participant Phone Number:
DTC Participant Contact Email:
Account # at Bank/Broker:

B.1-1

Exchange Procedures

NOTICE TO INVESTOR

These are the Exchange Procedures for the settlement of the exchange of 2.50% Convertible Senior Notes due 2023, CUSIP 00430HAB8 (the “Exchanged Notes”) of Accelerate Diagnostic, Inc., a Delaware corporation (the “Company”), for the Exchange Consideration (as defined in and pursuant to the Exchange Agreement between you and the Company) to be delivered to you, which is expected to occur on or about August 15, 2022. To ensure timely settlement for the Exchange Consideration, please follow the instructions as set forth below.

These instructions supersede any prior instructions you received. Your failure to comply with these instructions may delay your receipt of the Exchange Consideration.

If you have any questions, please contact Michael Bridge of the Company at 480-330-3656.

To deliver Exchanged Notes:

You must direct the eligible DTC participant through which you hold a beneficial interest in the Notes to post no later than 9:00 a.m., New York City time, on August 15, 2022 a one-sided withdrawal request through DTC via DWAC for the aggregate principal amount of Exchanged Notes set forth on Exhibit A of the Agreement to be exchanged for Exchange Consideration.

To receive Exchange Consideration:

To receive the Exchange Consideration:

You must provide overnight delivery instructions for the New Note and the Warrant to the Company.

Closing: On August 15, 2022, after the Company receives your Notes and your delivery instructions and a withdrawal request in respect of the Exchanged Notes has been posted as specified above, and subject to the satisfaction of the conditions to Closing as set forth in the Exchange Agreement, the Company will deliver the Exchange Consideration in respect of the Exchanged Notes in accordance with the delivery instructions above.

B.2-1

EXHIBIT C

Under U.S. federal income tax law, a holder who exchanges Notes for Exchange Consideration generally must provide such holder’s correct TIN on a properly completed and executed IRS Form W-9 (available from the Company or at www.irs.gov/pub/irs-pdf/fw9.pdf) or otherwise establish a basis for exemption from backup withholding. A TIN is generally an individual holder’s social security number or a holder’s employer identification number. If the correct TIN is not provided, the holder may be subject to a $50 penalty imposed under Section 6723 of the Code. In addition, certain payments made to holders may be subject to U.S. backup withholding (currently set at 24% of the payment). If a holder is required to provide a TIN but does not have a TIN, the holder should consult its tax advisor regarding how to obtain a TIN. Certain holders (including corporations and non-U.S. holders) are not subject to these backup withholding and reporting requirements.

A non-U.S. holder (i) will be subject to 30% U.S. federal withholding unless such holder establishes an exemption from, or a reduced rate of, such withholding, and (ii) must establish its status as an exempt recipient from backup withholding and can do so by submitting a properly completed IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8IMY (and all required attachments), or other applicable IRS Form W-8 (available from the Company or at www.irs.gov), signed, under penalties of perjury, attesting to such holder’s exempt foreign status. This form also may establish an exemption from withholding under Section 1471 through 1474 of the Code.

U.S. backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is timely furnished to the IRS.  The Exchanging Investor is urged to consult his tax advisor regarding how to complete the appropriate forms and to determine whether he is exempt from backup withholding or other withholding taxes.

C-1